WALTHAUSEN FUNDS

Walthausen Focused Small Cap Value Fund (WSVIX)

Supplement dated August 6, 2021

to the Statement of Additional Information dated June 1, 2021

Effective immediately John B. Walthausen is no longer a trustee or officer of the Fund. Any information to the contrary in the Prospectus and the Statement of Additional Information should be disregarded.

This supplement and the Statement of Additional Information dated June 1, 2021 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-925-8428 or by visiting the Funds' website at www.walthausenfunds.com.